                                                                  EXHIBIT 10.8.4

                             THIRD AMENDMENT TO THE
                         WASHINGTON MUTUAL SAVINGS BANK
                        EMPLOYEES' STOCK PURCHASE PROGRAM

        THIS AMENDMENT is made to the Washington Mutual Savings Bank Employees' Stock Purchase Program (the "Plan") on this ______ day of ________________, 1994.

                                    RECITALS:

        WHEREAS, Washington Mutual Savings Bank established the Plan, effective April 1, 1990, and in connection with a corporate reorganization, Washington Mutual, Inc. (the "Company") has become the sponsor of the Plan as successor to Washington Mutual Savings Bank, and the common stock of the Company will be offered to participants in the Plan in lieu of the common stock of Washington Mutual Savings Bank;

        WHEREAS, the Company desires to amend the Plan to reflect the change in the Plan sponsor and other changes related to the corporate reorganization;

        WHEREAS, the Company has determined that such amendment is permitted under the Plan without authorization by the shareholders of the Company and that the amendment will not result in a modification to the Plan or any options available under the Plan described in section 424(h) of the Internal Revenue Code of 1986;

        NOW, THEREFORE, the Plan is hereby amended, effective November 29, 1994, as follows:

        1. The term "Washington Mutual Savings Bank" in the Plan shall be replaced with the term "Washington Mutual, Inc." in each place that it appears.

        2. The terms "WMSB" and "the Bank" in the Plan shall be replaced with the term "the Company" in each place that either appears.

        3. The name of the Plan is changed to the "Washington Mutual Employees' Stock Purchase Program."

        4. The phrase "who has attained the greater of age 18 or the age of majority in his or her state of residence," is deleted from Section 2.1(e) of the Plan.

        5. Section 2.1(k) of the Plan shall be restated in its entirety as follows:

           (k) "STOCK" means the common stock of the Company, no par value.

        IN WITNESS WHEREOF, the Company has caused this Third Amendment to be executed on the date first written above.

                                               WASHINGTON MUTUAL, INC.



                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------




                                       2